                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15
Dividend Reinvestment Plan....................... 19

VKL SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,

    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We                   [PHOTO]
are pleased that you selected our Trust
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are     DENNIS J. MCDONNELL AND DON G. POWELL
generally free from federal income
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as

                                                           Continued on page two
foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998*

AAA............  57.4%
AA.............  14.4%
A..............  12.7%
BBB............   8.6%
BB.............   4.1%
B..............   1.5%
Non-Rated......   1.3%

*As a Percentage of Long-Term Investments
 Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. These bonds tend to generally have performed better than lower-rated securities when interest rates are falling, which was the case for most of the reporting period. However, they generally pay lower yields than lesser-quality bonds.
    Overall, we limited the number of acquisitions because current market yields were below the average yield of bonds in the Trust. Most purchases focused on enhancing the Trust's dividends, which is one of the primary investment objectives of the Trust. We sold some AAA-rated insured bonds and bought A-rated and AA-rated bonds, which typically paid higher yields. Some of the A-rated bonds were insured by American Capital Access, a

                                                         Continued on page three
new municipal bond insurer that backs lower-rated securities. Without this insurance, the bonds would have been rated BBB.
    We favored long-term current coupon bonds, priced at face value, because of their relatively long durations. As a result of these purchases, which included housing, hospital, and gaming bonds, we extended the call protection of the Trust.
    The duration of the Trust matched or exceeded its benchmark during the reporting period. As of April 30, the duration of the Trust was 7.59 years, compared with 7.76 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO SECTORS AS OF APRIL 30, 1998*

    Health Care....................... 17.5%
    Transportation.................... 12.5%
    Single Family Housing............. 11.5%
    Higher Education.................. 11.0%
    Airport...........................  8.0%

    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 5.09 percent(1). This reflects a gain in market price per common share from $11.750 on October 31, 1997, to $12.000 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
6.00 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.38 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket.
    As a result of an increase in Trust earnings, the Board of Trustees approved an increase in its monthly dividend from $0.0575 to $0.0600 per common share, first payable December 31, 1997. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998

               Distribution per Common Share
Nov 1997................ $.0575
Dec 1997................ $.0600
Jan 1998................ $.0600
Feb 1998................ $.0600
Mar 1998................ $.0600
Apr 1998................ $.0600

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKL)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........     5.09%
Six-month total return based on NAV(2)....................     2.99%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     6.00%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)...................................     9.38%

 SHARE VALUATIONS

Net asset value...........................................  $  13.66
Closing common stock price................................  $ 12.000
Six-month high common stock price (01/13/98)..............  $ 13.125
Six-month low common stock price (11/03/97)...............  $11.6875
Preferred share (Series A) rate(5)........................    3.690%
Preferred share (Series B) rate(5)........................    3.500%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  102.1%
         ALASKA  1.5%
$1,500   Alaska St Hsg Fin Corp Ser A Rfdg...............    5.000%   12/01/18  $ 1,454,910
                                                                                -----------
         CALIFORNIA  8.8%
 3,000   Los Angeles, CA Regl Arpts Impt Corp Lease Rev
         Los Angeles Intl Arpt (FSA Insd)................    6.700    01/01/22    3,238,800
 3,900   Los Angeles Cnty, CA Metro Tran Auth Sales Tax
         Rev Ser A Rfdg (FGIC Insd)......................    5.000    07/01/21    3,739,632
 1,500   Orange Cnty, CA Recovery Ctfs Partn Ser A (MBIA
         Insd)...........................................    6.000    07/01/07    1,650,840
                                                                                -----------
                                                                                  8,629,272
                                                                                -----------
         COLORADO  5.9%
 1,000   Castle Rock, CO Multi-Family Rev Hsg Pines at
         Castle Rock Ser A (FSA Insd)....................    6.100    12/01/16    1,042,670
 1,871   Colorado Hsg Fin Auth Single Family Prog Sr
         Ser E...........................................    8.125    12/01/24    2,055,658
 2,500   Meridian Metro Dist CO Rfdg.....................    7.000    12/01/01    2,691,025
                                                                                -----------
                                                                                  5,789,353
                                                                                -----------
         CONNECTICUT  1.1%
 1,000   Connecticut St Dev Auth Wtr Fac Rev Bridgeport
         Hydraulic.......................................    6.150    04/01/35    1,073,030
                                                                                -----------
         HAWAII  1.1%
 1,000   Hawaii St Arpts Sys Rev (FGIC Insd) (b).........    7.000    07/01/10    1,080,480
                                                                                -----------
         ILLINOIS  2.0%
 1,000   Illinois Hlth Fac Auth Rev Ravenswood Hosp Med
         Cent Ser A Rfdg.................................    8.800    06/01/06    1,017,990
 2,500    Will Cnty, IL Cmnty Unit Sch Dist No 365U Vly
         View Ser B (FSA Insd)...........................        *    11/01/16      922,725
                                                                                -----------
                                                                                  1,940,715
                                                                                -----------
         INDIANA  5.3%
 3,450   Indiana Hlth Fac Fin Auth Hosp Rev Comm Hosp of
         IN (MBIA Insd)..................................    6.850    07/01/22    3,773,438
 1,460   Indiana Univ Revs Student Fee Ser L (a).........    5.000    08/01/17    1,409,134
                                                                                -----------
                                                                                  5,182,572
                                                                                -----------
         IOWA  1.5%
 1,500   Des Moines, IA Aviation Sys Rev Ser B (FSA Insd)
         (a).............................................    5.125    07/01/28    1,425,975
                                                                                -----------
         KENTUCKY  5.5%
 1,280   Kenton Cnty, KY Arpt Brd Arpt Rev
         Cincinnati/Nrthn KY Intl Ser A Rfdg (MBIA
         Insd)...........................................    6.100    03/01/07    1,400,512
 4,000   Louisville & Jefferson Cnty, KY Metro Swr Dist
         Drainage Rev Rfdg (MBIA Insd)...................    5.300    05/15/19    3,984,840
                                                                                -----------
                                                                                  5,385,352
                                                                                -----------
         LOUISIANA  5.9%
 1,750   Saint Charles Parish, LA Environmental Impt Rev
         LA Pwr & Lt Co Proj A (AMBAC Insd)..............    6.875    07/01/24    1,949,973
 3,500   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
         & Lt Co Proj A (FSA Insd) (b)...................    7.500    06/01/21    3,830,470
                                                                                -----------
                                                                                  5,780,443
                                                                                -----------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MAINE  4.2%
$4,000   Maine Muni Bond Bk Ser A Rfdg...................    5.375%   11/01/08  $ 4,156,080
                                                                                -----------
         MASSACHUSETTS  2.9%
 1,495   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Mem Med Cent Ser A..............................    6.000    10/01/23    1,496,674
 1,235   Massachusetts St Indl Fin Agy Rev (b)...........    6.750    12/01/20    1,349,620
                                                                                -----------
                                                                                  2,846,294
                                                                                -----------
         MICHIGAN  5.6%
 1,580   Michigan Higher Edl Fac Auth Ltd Oblig Rev Hope
         College Rfdg (Connie Lee Insd)..................    7.000    10/01/13    1,769,584
 1,000   Michigan St Hosp Fin Auth Rev Ref Hosp
         Genesys.........................................    5.500    10/01/27      997,060
 2,500   Michigan St Strategic Fund Ltd Oblig Rev Detroit
         Edison Co College Rfdg (FGIC Insd)..............    6.950    09/01/21    2,712,000
                                                                                -----------
                                                                                  5,478,644
                                                                                -----------
         MISSOURI  5.6%
 3,855   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM
         Hlthcare Ser AA Rfdg (MBIA Insd)................    6.400    06/01/10    4,417,367
 1,000   St Charles Cnty, MO Indl Dev Auth Indl Rev Dev
         Westchester Vlg Apts Ser A Rfdg (FNMA Insd).....    6.150    02/01/27    1,050,770
                                                                                -----------
                                                                                  5,468,137
                                                                                -----------
         MONTANA  1.0%
 1,000   Crow Fin Auth MT Tribal Purp Rev................    5.650    10/01/17    1,002,450
                                                                                -----------
         NEVADA  1.9%
 1,755   Nevada Hsg Div Single Family Prog Ser E (FHA
         Gtd)............................................    6.900    10/01/14    1,878,201
                                                                                -----------
         NEW JERSEY  4.5%
 2,845   East Orange, NJ Brd of Educ Ctfs Partn Cap
         Apprec (FSA Insd)...............................        *    08/01/22      796,458
 1,340   New Jersey Econ Dev Auth Dist Heating & Cooling
         Rev Trigen Trenton Proj Ser A...................    6.200    12/01/10    1,415,308
 2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd) (b)..................    6.000    07/01/14    2,196,120
                                                                                -----------
                                                                                  4,407,886
                                                                                -----------
         NEW YORK  14.5%
 2,000   New York City, NY Hsg Dev Corp Mtg Rev
         Multi-Family Ser A Rfdg (FHA Gtd)...............    6.550    10/01/15    2,126,200
   865   New York City, NY Ser H (Prerefunded @ 02/01/02)
         (FSA Insd)......................................    7.000    02/01/21      957,019
   135   New York City, NY Ser H (FSA Insd)..............    7.000    02/01/21      147,598
 1,000   New York, NY Adj-SubSer A-1 (Embedded Swap).....    5.225    08/01/12    1,020,640
 4,000   New York St Dorm Auth Rev City Univ Ser F.......    5.000    07/01/14    3,824,440
 2,500   New York St Dorm Auth Rev St Univ Edl Fac Ser B
         Rfdg............................................    5.250    05/15/09    2,566,350
 3,100   New York St Med Care Fac Fin Agy Rev NY Hosp Ser
         A (Prerefunded @ 02/15/05) (AMBAC Insd).........    6.800    08/15/24    3,557,064
                                                                                -----------
                                                                                 14,199,311
                                                                                -----------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         OHIO  2.4%
$1,500   Akron, OH Ctfs Partn Akron Muni Baseball Stad
         Proj (c)........................................  0/6.900%   12/01/16  $ 1,325,205
 1,000   Cleveland, OH Airport Spl Rev Ref - Continental
         Airlines, Inc (a)...............................    5.700    12/01/19      977,480
                                                                                -----------
                                                                                  2,302,685
                                                                                -----------
         OKLAHOMA  2.3%
 2,000   Oklahoma Hsg Fin Agy Single Family Mtg Rev
         Homeownership Ln Pgm Ser A (GNMA
         Collateralized).................................    7.050    09/01/26    2,221,300
                                                                                -----------
         TEXAS  8.9%
 3,000   Houston, TX Apts Sys Rev Spl Facs Continental
         Airls Ser B.....................................    6.125    07/15/27    3,131,550
 1,425   Tarrant Cnty, TX Jr College Dist................    5.050    02/15/10    1,442,043
 2,730   Texas Hsg Agy Res Dev Rev Mtg Ser D (GMNA
         Collateralized).................................    8.400    01/01/21    2,842,258
 1,240   Texas St Higher Edl Coordinating Brd College
         Student Ln Rev Sr Lien..........................    7.700    10/01/25    1,330,036
                                                                                -----------
                                                                                  8,745,887
                                                                                -----------
         VIRGINIA  3.1%
 2,885   Fairfax Cnty, VA Econ Dev Auth Res Recovery Rev
         Ogden Martin Sys Ser A..........................    7.750    02/01/11    3,039,492
                                                                                -----------
         WISCONSIN  1.0%
   940   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser F...........................................    7.550    07/01/26    1,010,848
                                                                                -----------
         PUERTO RICO  5.6%
 4,800   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y (Embedded Cap) (FSA Insd).....................    5.730    07/01/21    5,496,912
                                                                                -----------
TOTAL INVESTMENTS  102.1%
  (Cost $91,878,855)..........................................................   99,996,229
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.1%).................................   (2,023,189)
                                                                                -----------
NET ASSETS  100.0%............................................................  $97,973,040
                                                                                ===========

*Zero coupon bond

(a) Security purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $91,878,855)........................  $ 99,996,229
Cash........................................................       337,800
Receivables:
  Interest..................................................     1,732,560
  Investments Sold..........................................        49,270
Unamortized Organizational Costs............................         4,571
                                                              ------------
      Total Assets..........................................   102,120,430
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,838,415
  Income Distributions -- Common and Preferred Shares.......        82,102
  Investment Advisory and Administrative Fees...............        56,773
  Affiliates................................................         9,160
Trustees' Deferred Compensation and Retirement Plans........        83,587
Accrued Expenses............................................        77,353
                                                              ------------
      Total Liabilities.....................................     4,147,390
                                                              ------------
NET ASSETS..................................................  $ 97,973,040
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $ 34,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................        46,821
Paid in Surplus.............................................    64,532,602
Net Unrealized Appreciation.................................     8,117,374
Accumulated Undistributed Net Investment Income.............       415,371
Accumulated Net Realized Loss...............................    (9,139,128)
                                                              ------------
      Net Assets Applicable to Common Shares................    63,973,040
                                                              ------------
NET ASSETS..................................................  $ 97,973,040
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($63,973,040 divided by
  4,682,128 shares outstanding).............................  $      13.66
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 2,768,179
                                                              -----------
EXPENSES:
Investment Advisory and Administrative Fees.................      342,622
Preferred Share Maintenance.................................       58,302
Trustees' Fees and Expenses.................................       15,710
Custody.....................................................        6,066
Legal.......................................................        5,792
Amortization of Organizational Costs........................        3,966
Other.......................................................       47,606
                                                              -----------
    Total Expenses..........................................      480,064
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,288,115
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   204,741
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,054,424
  End of the Period:
    Investments.............................................    8,117,374
                                                              -----------
Net Unrealized Appreciation During the Period...............       62,950
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   267,691
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,555,806
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1998 and
                  the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended       Year Ended
                                                         April 30, 1998     October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $ 2,288,115         $ 4,591,904
Net Realized Gain......................................       204,741             279,156
Net Unrealized Appreciation During the Period..........        62,950           2,777,932
                                                          -----------         -----------
Change in Net Assets from Operations...................     2,555,806           7,648,992
                                                          -----------         -----------
Distributions from Net Investment Income:
  Common Shares........................................    (1,673,801)         (3,230,569)
  Preferred Shares.....................................      (609,878)         (1,222,604)
                                                          -----------         -----------
Total Distributions....................................    (2,283,679)         (4,453,173)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....       272,127           3,195,819
NET ASSETS:
Beginning of the Period................................    97,700,913          94,505,094
                                                          -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $415,371 and $410,935,
  respectively)........................................   $97,973,040         $97,700,913
                                                          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                     November 26, 1993
                                                                                       (Commencement
                              Six Months             Year Ended October 31,            of Investment
                                Ended         ------------------------------------    Operations) to
                            April 30, 1998       1997         1996         1995      October 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period (a).......          $13.605      $12.923      $12.828      $11.507             $13.783
                                    -------      -------      -------      -------             -------
Net Investment Income.....             .489         .981         .983         .992                .894
Net Realized and
  Unrealized Gain/Loss....             .057         .652         .068        1.391              (2.377)
                                    -------      -------      -------      -------             -------
Total from Investment
  Operations..............             .546        1.633        1.051        2.383              (1.483)
                                    -------      -------      -------      -------             -------
Less Distributions from
  Net Investment Income:
  Paid to Common
    Shareholders..........             .358         .690         .693         .774                .621
  Common Share Equivalent
    of Distributions Paid
    to Preferred
    Shareholders..........             .130         .261         .263         .288                .172
                                    -------      -------      -------      -------             -------
Total Distributions.......             .488         .951         .956        1.062                .793
                                    -------      -------      -------      -------             -------
Net Asset Value, End of
  the Period..............          $13.663      $13.605      $12.923      $12.828             $11.507
                                    =======      =======      =======      =======             =======
Market Price Per Share at
  End of the Period.......          $12.000      $11.750      $10.625      $10.750              $9.625
Total Investment Return at
  Market Price (b)........            5.09%*      17.46%        5.35%       19.87%             (27.90%)*
Total Return at Net Asset
  Value (c)...............            2.99%*      11.01%        6.29%       18.75%             (14.18%)*
Net Assets at End of the
  Period (In millions)....            $98.0        $97.7        $94.5        $94.1               $87.9
Ratio of Expenses to
  Average Net Assets
  Applicable to Common
  Shares**................            1.50%        1.53%        1.55%        1.68%               1.58%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d).......            5.23%        5.50%        5.62%        5.77%               6.06%
Portfolio Turnover........              25%*         39%          47%          84%                224%*
* Non-Annualized
**Ratio of Expenses to
  Average Net Assets
  Including Preferred
  Shares..................             .98%         .99%         .99%        1.05%               1.04%

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Select Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 25, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $9,343,869 which will expire between October 31, 2002 and October 31, 2003.

    At April 30, 1998, for federal income tax purposes, cost of long-term investments is $91,878,855; the aggregate gross unrealized appreciation is $8,130,135 and the aggregate gross unrealized depreciation is $12,761, resulting in net unrealized appreciation of $8,117,374.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, the Adviser will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $6,000 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 1998, VKAC owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $25,172,465 and $25,873,489, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The following types of indexed securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

A. EMBEDDED CAPS--These securities include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

B. EMBEDDED SWAPS--These securities include a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on April 30, 1998, was 3.595%. During the six months ended April 30, 1998, the rates ranged from 3.100% to 4.250%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income


Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.